UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RAPTOR PHARMACEUTICAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2012

On or about March 1, 2012, Raptor Pharmaceutical Corp. (the “Company”) made available to stockholders its proxy statement (the “Proxy Statement”) describing the matters to be voted upon at the Company’s annual meeting of stockholders (the “annual meeting”) to be held at 10:00 a.m., local time, on April 12, 2012, at the corporate offices of the Company, located at 9 Commercial Boulevard, Suite 200, Novato, California 94949, USA.  This supplement (this “Supplement”) revises the Proxy Statement and should be read in conjunction with it.  This Supplement is first being furnished or otherwise being made available to stockholders on or about May 14, 2012.  All capitalized terms used but not defined in this Supplement have the meaning ascribed to them in the Proxy Statement.

On April 12, 2012, the Company adjourned the annual meeting due to the lack of a requisite quorum.  As stated in the Company’s Proxy Statement, the requisite quorum was a majority of the shares of common stock issued and outstanding as of the record date and entitled to vote at the annual meeting.  The annual meeting was adjourned to Thursday, April 26, 2012 at 10:00 a.m., local time.  On April 26, 2012, the annual meeting was adjourned for a second time due to the lack of a requisite quorum.  The adjourned annual meeting will be held on Thursday, May 24, 2012 at 10:00 a.m., local time, at the Company’s corporate offices described above.

The record date remains February 17, 2012.  The purposes for which the annual meeting is being held remain the same as those listed in the Company’s Notice of Annual Meeting of Stockholders of March 1, 2012.

To assure that this annual meeting can be held, the Company’s Board of Directors has amended the Company’s Bylaws to reduce the quorum from a majority of the shares of common stock issued and outstanding as of the record date and entitled to vote at a meeting, present either in person or by proxy, to one-third of the shares of common stock issued and outstanding as of the record date and entitled to vote at a meeting, present either in person or by proxy.  Even though the quorum requirement has been reduced, the Company will continue to solicit proxies in an attempt to receive votes from a majority of the shares eligible to vote at the annual meeting.  As of May 14, 2012, approximately 44% of the shares of common stock issued and outstanding as of the record date and entitled to vote at the annual meeting have been voted by proxy.

For stockholder’s convenience, the Company has enclosed another proxy card and return envelope.

Voting of Proxies

If you have already voted your shares and do not wish to change your vote, no further action is necessary. You do not need to submit a new proxy card unless you wish to change your vote.  If you have already voted your shares and you wish to change your vote on any matter, you may revoke your proxy before it is voted at the annual meeting by (i) giving written notice of revocation to our Corporate Secretary, Kim Tsuchimoto, at the Company’s principal executive offices, (ii) submitting a signed proxy card bearing a date later than the date of the prior proxy card, (iii) voting again via the Internet or by telephone or (iv) attending the annual meeting and voting in person.  Please refer to the Proxy Statement for additional information and instructions.  ALL STOCKHOLDERS WHO HAVE NOT YET VOTED OR WHO WISH TO CHANGE THEIR VOTE ARE URGED TO RETURN THE ENCLOSED PROXY CARD OR OTHERWISE VOTE THEIR SHARES IN THE MANNER DESCRIBED ABOVE AS SOON AS POSSIBLE.

By Order of the Board of Directors,
/s/    Christopher M. Starr
Chief Executive Officer and Director
Novato, California
May 14, 2012

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 24, 2012.

Our Proxy Statement and Annual Report to security holders and this Supplement are available at www.proxyvote.com or you may access these materials on our website at http://ir.raptorpharma.com/financials.cfm.

RAPTOR PHARMACEUTICAL CORP.

9 COMMERCIAL BLVD, SUITE 200
NOVATO, CA 94949

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------------------------------------------------------------------THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  For     Withhold     For All
   All        All             Except

  0     0        0
To withhold authority to vote for any
individual nominee(s), mark “For All
Except” and write the number(s) of the
nominee(s) on the line below.

The Board of Directors recommends you vote
FOR the following:

1. Election of Directors
    Nominees
    01 Christopher M. Starr     02 Raymond W. Anderson      03 Suzanne L. Bruhn
    04 Richard L. Franklin       05 Llew Keltner                       06 Erich Sager
    07 Vijay B. Samant            08 Timothy P. Walbert

The Board of Directors recommends you vote FOR
the following proposal:                                                    For    Against     Abstain

2. Advisory vote to approve the compensation of the
Company's Named Executive Officers.                   0    0       0

The Board of Directors recommends you vote 1 YEAR
on the following proposal:                                                       1 year     2 years    3 years    Abstain

3. Advisory vote to indicate the preferred
frequency of stockholder advisory vote of the
compensation of the Company's
Named Executive Officers.                               0      0        0      0

The Board of Directors recommends you vote FOR the
following proposal:                                                                                     For   Against     Abstain

4. To ratify the appointment by the audit committee of
the Board of Directors of Burr Pilger Mayer, Inc. as Raptor's
independent registered public accounting firm for the fiscal
year ending August 31, 2012.                                                                         0    0       0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]     Date Signature (Joint Owners)    Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

RAPTOR PHARMACEUTICAL CORP.
Annual Meeting of Stockholders
May 24, 2012
This proxy is solicited by the Board of Directors

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, "FOR" THE ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, FOR "ONE YEAR" ON THE ADVISORY APPROVAL OF THE FREQUENCY OF STOCKHOLDER REVIEW OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AT ONCE PER YEAR, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF RAPTOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXIES.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE YOUR VOTING SELECTION AND SIGN, DATE AND MAIL YOUR PROXY CARD BACK IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE!

Continued and to be signed on reverse side